UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2005
WOLVERINE TUBE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 353-1310
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Amendment No.1 to Amended and Restated Credit Agreement, dated as of August 1, 2005
Ex-10.2 Amendment No.1 to Receivables Purchase Agreement, dated as of August 1, 2005
Ex-10.3 First Amendment to Amended and Restated Consignment Agreement, dated as of August 1, 2005

Item 1.01 Entry into a Material Definitive Agreement; and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On August 1, 2005, Wolverine Tube, Inc. (the “Company”) entered into amendments to its secured revolving credit facility, its receivables sale facility and its silver consignment and forward contracts facility (together, the “Amendments”).
Amendment to Secured Revolving Credit Facility
     The Company amended its secured revolving credit facility pursuant to Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 1, 2005, among the Company and its U.S. subsidiaries (the “Borrowers”), the lenders named therein and Wachovia Bank, National Association (“Wachovia”), as administrative agent (the “Credit Agreement Amendment”). The Credit Agreement Amendment amends the Amended and Restated Credit Agreement, dated as of April 28, 2005, among the Borrowers, the lenders named therein and Wachovia (as amended, the “Credit Agreement”).
     The terms of the Credit Agreement Amendment include:
•	an amendment to the consolidated EBITDA covenant (a) to require minimum consolidated EBITDA equal to at least $19,250,000 for the second fiscal quarter of 2005, measured on a rolling four-quarter basis, in order to bring the Borrowers in compliance with this covenant for that period; (b) to require minimum consolidated EBITDA to be tested monthly on a rolling twelve-month basis beginning in September 2005, with quarterly tests to resume in December 2006; and (c) to revise the definition of consolidated EBITDA to eliminate adjustments for extraordinary losses and to provide limited adjustments for certain backwardation losses and restructuring charges;

•	the grant of a first priority lien upon the Borrowers’ equipment (other than owned or leased aircraft) as additional security for their obligations under the Credit Agreement;

•	the addition or enhancement of certain financial and operational reporting obligations;

•	an increase in the sub-limit for letters of credit issued on behalf of the Borrowers to $18 million;

•	the elimination of the $5 million excess availability requirement; and

•	an adjustment to the borrowing base calculation to include up to 25% of the net book value of the Borrowers’ eligible equipment (capped at $8 million).
     As of August 1, 2005 and after giving effect to the Amendments, $12.6 million in letters of credit (differing from the number $10 million or slightly over $10 million, as was stated on the

Company’s August 2, 2005 earnings conference call), and no revolving loans were outstanding under the secured revolving credit facility, leaving approximately $15.2 million in additional borrowing availability thereunder. As of August 1, 2005 and after giving effect to the Amendments, the Borrowers were in compliance with the financial covenants contained in the Credit Agreement.
     A copy of the Credit Agreement Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The remaining terms of the Credit Agreement, which remain unchanged by the Credit Agreement Amendment, are described in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 4, 2005, which is incorporated herein by reference.
     Wachovia, the administrative agent and a lender under the secured revolving credit facility, also serves as the agent and a liquidity provider under receivables sale facility, the indenture trustee, paying agent and registrar for the Company’s 7-3/8% Senior Notes due 2008 and 10-1/2% Senior Notes due 2009, as well as the transfer agent for the Company’s common stock and administrator of the Company’s stock option plans. First Union Securities, Inc., acting under the trade name Wachovia Securities, was one of the initial purchasers of the Company’s 10-1/2% Senior Notes due 2009, issued on March 27, 2002. W. Barnes Hauptfuhrer, one of the Company’s directors, retired from his position as Co-Head of the Corporate and Investment Banking Division and Senior Executive Vice President of Wachovia Corporation, the parent company of Wachovia, in May 2004.
     Amendment to Receivables Sale Facility
     The Company amended its receivables sale facility pursuant to Amendment No. 1 to Receivables Purchase Agreement, dated as of August 1, 2005, among DEJ 98 Finance, LLC (“DEJ 98 Finance”), Wolverine Finance, LLC (“Wolverine Finance”), the Company, Blue Ridge Asset Funding Corporation, an affiliate of Wachovia (“Blue Ridge”), and Wachovia, individually and as agent (the “RPA Amendment”). The RPA Amendment amends the Receivables Purchase Agreement, dated as of April 28, 2005, among DEJ 98 Finance, Wolverine Finance, the Company, Blue Ridge, the liquidity banks from time to time party thereto and Wachovia (as amended, the “RPA”).
     The terms of the RPA Amendment include:
•	an amendment to the consolidated EBITDA requirement for the second fiscal quarter of 2005 in order to bring the Company into compliance with this requirement for that period, as well as a prospective adjustment to the consolidated EBITDA test, both consistent with the revised consolidated EBITDA covenant contained in the Credit Agreement Amendment;

•	the addition or enhancement of certain financial and operational reporting obligations, including those obligations required under the Credit Agreement Amendment;

•	an adjustment to the loss reserve and dilution reserve formulas that are used in the availability calculation; and

•	the elimination of the obligation to comply with the $5 million excess availability requirement under the Credit Agreement.
     As of August 1, 2005 and after giving effect to the Amendments, utilization of the receivables sale facility was approximately $9.5 million, leaving approximately $24.9 million in additional availability thereunder. As of August 1, 2005 and after giving effect to the Amendments, the Company was in compliance with the financial requirements contained in the RPA.
     A copy of the RPA Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The remaining terms of the RPA, which remain unchanged by the RPA Amendment, are described in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 4, 2005, which is incorporated herein by reference.
     Wachovia, the agent and a liquidity provider under the receivables sale facility, also serves as the administrative agent and a lender under the secured revolving credit facility and has certain other relationships with the Company as described above.
Amendment to Silver Consignment and Forward Contracts Facility
     The Company amended its silver consignment and forward contracts facility pursuant to a First Amendment to Amended and Restated Consignment Agreement (the “Consignment Agreement Amendment”), dated as of August 1, 2005, among the Company, Wolverine Joining Technologies, LLC (“Wolverine Joining”) and Fleet Precious Metals Inc., operating as Bank of America Precious Metals (“BAPM”). The Consignment Agreement Amendment amends the Amended and Restated Consignment Agreement, dated as of April 28, 2005, among the Company, Wolverine Joining and BAPM (as amended, the “Consignment Agreement”).
     The terms of the Consignment Agreement Amendment include:
•	the elimination of all financial covenants contained in the Consignment Agreement effective as of July 3, 2005, including the consolidated EBITDA test for the second fiscal quarter of 2005 in order to bring the Company and Wolverine Joining into compliance with the Consignment Agreement covenants for that period (the Consignment Agreement continues to incorporate by reference the covenants, including the financial covenants, contained in the Credit Agreement);

•	the requirement that the Company and Wolverine Joining post a $3.5 million letter of credit that may be drawn by BAPM to fund the Company’s and Wolverine Joining’s required purchase of consigned silver upon the earlier of the occurrence of an event of default and acceleration or the termination of the silver consignment facility;

•	the amendment of the termination provisions to permit BAPM to terminate the silver consignment facility and/or forward contracts facility at any time, with payment for all sums outstanding under such terminated facility due within three business days after written notice of termination;

•	the grant of a security interest in all of the Company’s and Wolverine Joining’s silver bullion (whether or not consigned by BAPM) and proceeds and products thereof (other than receivables and associated collections sold in connection with the receivables sale facility) as additional security for their obligations under the Consignment Agreement; and

•	the shortening of certain monthly reporting deadlines.
     As of August 1, 2005 and after giving effect to the Amendments, the value of consigned silver in inventory under the consignment facility was approximately $12.6 million and the value of silver committed under the forward contracts facility was approximately $1.4 million. As of August 1, 2005 and after giving effect to the Amendments, the Company and Wolverine Joining were in compliance with the covenants contained in the Consignment Agreement.
     A copy of the Consignment Agreement Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The remaining terms of the Consignment Agreement, which remain unchanged by the Consignment Agreement Amendment, are described in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 4, 2005, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 1, 2005, among the Company, its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

10.2
Amendment No. 1 to Receivables Purchase Agreement, dated as of August 1, 2005, among DEJ 98 Finance, LLC, Wolverine Finance, LLC, the Company, Blue Ridge Asset Funding Corporation and Wachovia Bank, National Association, individually and as agent.

10.3
First Amendment to Amended and Restated Consignment Agreement, dated as of August 1, 2005, among the Company, Wolverine Joining Technologies, LLC and Fleet Precious Metals Inc., operating as Bank of America Precious Metals.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: August 5, 2005

WOLVERINE TUBE, INC.
By:	/s/ Thomas B. Sabol
Thomas B. Sabol
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 1, 2005, among the Company, its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

10.2
Amendment No. 1 to Receivables Purchase Agreement, dated as of August 1, 2005, among DEJ 98 Finance, LLC, Wolverine Finance, LLC, the Company, Blue Ridge Asset Funding Corporation and Wachovia Bank, National Association, individually and as agent.

10.3
First Amendment to Amended and Restated Consignment Agreement, dated as of August 1, 2005, among the Company, Wolverine Joining Technologies, LLC and Fleet Precious Metals Inc., operating as Bank of America Precious Metals.